CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS	12 Months Ended
Dec. 31, 2016
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

NOTE 6-CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments.

Short-term investments consist of available-for-sale securities. The Company hold $0.5 million available-for-sale securities (“AFS”) in SBI NEO Technology (“SBI”) on December 31, 2016. The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2016 and 2015, the Company had investments in convertible bonds and redeemable convertible preferred stock that were classified as available-for-sale securities and are subject to fair value accounting. Investments in debt securities classified as available for sale will be measured subsequently at fair value on the balance sheets. An impairment charge will be recognized by the Company when a decline in the fair value below the cost basis is judged to be other-than-temporary.

The following table shows the break-down of the Company’s total investments as of December 31, 2016 and December 31, 2015:

	Accounting Method	December 31, 2016	December 31, 2015
			(Restated)
		(in thousands)
Cortina	Cost Method	$—	$—
GCT Semiconductor, Inc.	Cost Method	—	811
Xalted Networks	Cost Method	—	—
UTStarcom Hong Kong Holdings Ltd	Cost Method	3,499	3,499
SBI	Cost Method	—	1,283

Total Investments using Cost Method		3,499	5,593

ACELAND	Equity Method	2,554	1,109
UiTV	Equity Method	—	—
Shareholder Loan to ACELAND	Equity Method	—	7,119

Total Investments using Equity Method		2,554	8,228

AioTV	AFS	1,700	5,700

SBI	AFS	479	—

Total Investments Classified as AFS		2,179	5,700

Total Investment		$8,232	$19,521

Less :Short-term investment
SBI	AFS	479	—

Short-term Investment		$479	$—

Long-term Investment		$7,753	$19,521

Cortina

In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or “ImmenStar”. ImmenStar was a development stage company that designed a chip that was used in the Company’s product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or “Cortina”. In exchange for the Company’s investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Convertible Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Convertible Stock at $0.837 per share and $0.2 million cash from escrow during 2008.

On October 30, 2014, Cortina was acquired by Inphi Corporation, or “Inphi”, a public company listed on the New York Stock Exchange. Upon the Merger agreement between Inphi and Cortina, and in evaluating the total consideration amount of this acquisition and the Company’s interest holding as of September 30, 2014, the Company recorded $1.5 million realized investment disposal loss in the third quarter of 2014. In exchange for the 1% interest in Cortina, the Company received 124,395 shares of Inphi on November 14, 2014. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. As of December 31, 2014, the fair value of the shares was $2.3 million, which resulted in an unrealized gain of $0.5 million in Other Comprehensive Income. In the first quarter of 2015, the Company sold the 124,395 shares of Inphi stock for total cash consideration of $2.4 million, which resulted in a realized gain of $0.6 million in Other Income. In the second quarter of 2015, the Company also received $0.7 million in cash proceeds in connection with the sale of assets that had a $0 net carrying value, resulting in a realized gain in Other Income. In the fourth quarter of 2015, another $0.3 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income. In the second quarter of 2016, another $0.1 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income.

GCT Semiconductor

In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or “GCT,” which designs, develops and markets integrated circuit products for the wireless communications industry. This investment represents an approximately 0.4% interest in GCT as of December 31, 2016, and is accounted for under the cost method. In the fourth quarter of 2012, the Company reassessed the fair value of its investment in GCT (level 2 within the fair value hierarchy) based on reviewing GCT’s operational performance, cash position, financing needs and the stock price of latest private equity financing obtained by GCT, and as a result recorded a $2.2 million charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of GCT. During 2016, the Company assessed the fair value of GCT and recorded $0.8 million impairment charge, reducing the book value of the investment to zero as of December 31, 2016.

Xalted Networks, or Xalted

In May and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with comprehensive set of network systems, software solutions and service offerings. The Company had less than 10% ownership interest at December 31, 2015 and 2014, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, and as a result, the Company determined that the decline in Xalted’s fair value was other-than-temporary and recorded a $1.7 million impairment charge in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or “Kranem”, a public company listed on the Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011 and the third quarter of 2012, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense) in 2011 and a $0.8 million impairment charge in impairment of long-lived assets and long term investments in 2012, due to an other-than-temporary decline in the fair value of Xalted. During 2013, the Company recorded $0.3 million in investment impairment charges based on the fair value assessment for Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem. During 2014, Kranem filed for Chapter 11 protection with the U.S. Bankruptcy Court. Because of this, the Company recorded $0.02 million in investment impairment charges. As of December 31, 2014, the investment in Xalted has been fully written off.

UTStarcom Hong Kong Holdings Ltd.,

UTStarcom Hong Kong Holdings Ltd., previously a subsidiary prior to its disposal to the buyer as part of the sale of the IPTV business, is an entity owned by the former CEO of the Company, and is not a subsidiary of the Company. On August 31, 2012, the Company completed a sale of its IPTV business to UTStarcom Hong Kong Holdings Ltd. together with a payment of $30.0 million. In 2012, the Company recorded a net loss of $17.5 million as a result of this transaction. On the same day, UTStarcom Hong Kong Holdings Ltd., issued a convertible bond (the “Convertible Bond”) to UTStarcom Hong Kong Ltd., a subsidiary of the Company, in the principal amount of $20.0 million. According to the terms of the Convertible Bond, the Convertible Bond bears interest at 6.5% per annum and will mature on August 30, 2017 (the Maturity Date). On or prior to the Maturity Date, if UTStarcom Hong Kong Holdings Ltd. achieves operating income break-even, $5.0 million of principal of the Convertible Bond will be converted automatically into 8% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. At the Maturity Date, the Company may convert the outstanding principal amount of the Convertible Bond and all accrued and unpaid interest into fully paid and nonassessable ordinary shares of UTStarcom Hong Kong Holdings Ltd. equal to 25% (if 8% of shares specified above are issued), 33% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. or may elect repayment in cash. The Convertible Bond was classified as available-for-sale securities subject to fair value accounting. On April 7, 2015, the Company entered an agreement with UTStarcom Hong Kong Holdings Ltd., for the conversion of the $20.0 million convertible bond. Pursuant to the agreement, UTStarcom Hong Kong Holdings Ltd. paid $10.0 million in cash to the Company as partial payment of the principal of the $20.0 million convertible bond.  The remaining part of the principal and the interest of the convertible bond were converted to 14% of equity interest of UTStarcom Hong Kong Holdings Ltd. The Company accounted for this private equity investment on the cost method.

During the 2016 year-end financial statement close process, the Company identified an impairment on investment of UTStarcom Hong Kong Holdings Ltd., which existed as at December 31, 2015, which increased the investment impairment and reduced the net book value of Long-term investments by $6.5 million (restated). As of December 31, 2016 and 2015, the book value of this investment was $3.5 million and $3.5 million, respectively. The previous valuation of UTStarcom Hong Kong Holdings Ltd. was based on future revenue projections. Subsequent analysis of the actual revenue in 2016 and revenue up to the third quarter of 2017 indicated that the previous revenue projections were significantly overstated and would not be a reasonable methodology to determine the fair value of this entity. Valuation based on the audited net asset value was deemed to be a more reliable approach and was adopted in both 2016 and 2015 which resulted in an impairment charge of $6.5 million as of December 31, 2015.

SBI NEO Technology A Investment LPS, or SBI

In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership’s investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In 2012, 2011 and 2010, the Company contributed an additional $0.6 million, $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of approximately 2% as of December 31, 2016 and 2015. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity’s economic performance nor does it have significant influence over SBI. Affiliates of a related party have a controlling interest in SBI. See “Note 16-Related Party Transactions.” The Company accounts for the investment in SBI using the cost method. In the fourth quarter of 2014, the Company received $0.1 million from SBI, partially reducing the SBI investment as of December 31, 2014.In the second and fourth quarter of 2015, the Company received $0.26 million partially reducing the SBI Investment as of December 31, 2015. In the second and fourth quarter of 2016, the Company received $0.1 million and $0.6 million, respectively, partially reducing the SBI investment. Subsequent to the fourth quarter, the final refund of $0.5 million was received in January2017. During 2016, the Company recorded $0.2 million impairment for this investment. Also, as of December 31, 2016, the $0.5 million investment was reclassified as short-term investment.

Aceland Investment Limited

In December 2010, the Company invested $2.1 million into Aceland Investment Limited (“Aceland”). Aceland is a joint venture entity with ZTE H.K. Limited. The entity’s investment objective is to participate in the investment in Wireless City Planning (“WCP”) operated by Softbank to develop eXtended Global Platform (“XGP”). business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to Aceland in the amount of $7.1 million which could be used by Aceland to subscribe for Class B Wireless City Planning shares with a maturity date of Dec 31, 2015. The shareholder loan was made by all shareholders of Aceland in proportion to their equity interests in Aceland. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

The Company owned an approximately 35% interest in Aceland at December 31, 2016 and accounts for the investment in Aceland using the equity method. Aceland is a holding company and its sole investment is the 5.82 % interest of WCP. On March 24, 2016, WCP made the repayment to Aceland for the matured investment and shareholder loan in the amount of $23.5 million. The allocation for the Company is estimated to be $8.2 million. As a result, the Company recorded a $1.0 million impairment charge to the Aceland investment in the year ended December 31, 2015. In the fourth quarter of 2016, $6.7 million cash was received partially reducing the Aceland investment. During the year of 2016, the Company picked up $1.0 million gain from realized foreign exchange in Aceland. As of December 31, 2016, the book value of the investment was $2.6 million.

AioTV Inc.

In November 2012, the Company invested $8 million in Series B Preferred Stocks of AioTV Inc, or “AioTV”, at $0.320937 per share. AioTV stands for “all-in-one TV” and is an international cloud-based video aggregation and distribution platform. The investment objective is to give the Company access to technology that will support its rollout of subscription-based, value- added media services. The Company owned a 44% equity interest in AioTV as of December 31, 2016. The preferred stock has been classified as available- for-sale securities as it is not considered to be in-substance common stock due to their redemption feature and is thus subject to fair value accounting. AioTV currently cooperates with consumer electronics makers, cable and telecommunications service providers in North America, South America and Europe. To estimate its fair value, the Company used the option-pricing method and Ross and Rubinstein Binomial Model (“Binomial-Model”), which is based on the fair value of invested capital evaluated by an income approach. The significant inputs for the valuation model included the following:

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
Total fair value of invested Capital as at valuation date (in thousands)	900	5,200
Risk free rate of interest	0.8%	1.6%
Dividend yield	0%	0%
Expiration date	2017/11/14	2017/11/14
Volatility	41.0%	50.8%

The fair value of the invested capital has been determined using income approach including a discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate of 50% and 35% by using the weighted average cost of capital method in 2016 and 2015, respectively.

Risk free rate of interest adopted for the valuation were estimated based on the US Sovereign Strips Curve plus default risk spread between US and China.

Dividend yield was assumed to be 0% considering that AioTV plans to retain profit for corporate expansion and hence have no plan to distribute dividends in the near future.

Expiration date is the expected date of illiquidity event estimated by management.

The expected equity volatility was estimated based on the annualized standard deviation of the daily stock price return of comparable companies for the period before the valuation date and with a similar time span as to expiration.

Based on the above assessment of the preferred stock, the Company concluded the fair value is less than the book value of the preferred stock as of December 31, 2016, which will not recover in foreseeable future, thus in the year ended December 31, 2016, the Company recorded $4.3 million in impairment charges in investment impairments.

On December 7, 2015, the Company invested $0.5 million in a convertible bond of AioTV. The convertible bond bears interest at 10.0% per annum and matures on May 7, 2016 and subsequently extended to Mar 28,2017. The Company converted the bond to 2,269,856 common shares at the conversion price of $0.253790596 per share on May 30,2017. In the fourth quarter of 2016, the Company invested an additional $0.3 million in convertible bonds issued by AioTV. The convertible bond bears interest at 10% per annum and matures on October 6, 2017.The convertible bonds are classified as an AFS security and are subject to fair value accounting. During 2016, and in connection with the fair value analysis of the investment capital, the Company assessed the fair value of these convertible bonds, and concluded that there was no impairment.

As of December 31, 2016, the carrying amount on the investment of AioTV was $1.7 million, including $0.9 million preferred shares and $0.8 million convertible bonds.

On May 30, 2017, the Company converted all the existing 25,527,008 Series B Preferred Shares of AioTV into 25,527,008 common shares of AioTV at a conversion price of $0.320937 per share, and converted $576,068 of the principal amount and the accrued and unpaid interests of the $0.5 million convertible debenture issued on December 7, 2015 into 2,269,856 common shares of AioTV at a conversion price of $0.253790596 per share.

On May 30, 2017, the Company signed a “Note Purchase Agreement” with AioTV. Pursuant to the “Note Purchase Agreement”, total commitment amount was $0.8 million, including $319,315 existing convertible bond issued on October 6, 2016 together with the accrued and unpaid interest into convertible promissory note, and promised to purchase one or more convertible promissory notes from time to time, in an aggregate principle amount equal to $480,685. In the second quarter and third quarter of 2017, the Company paid $0.1 million and $0.38 million to purchase the convertible promissory note, respectively.

UiTV Media Inc. or UiTV

On October 16, 2010, the Company invested in UiTV Media Inc. or “UiTV” (previously known as “iTV Media Inc.” or “iTV”, and “Stage Smart Limited”) by entering an Ordinary Shares Purchase Agreement with UiTV and Smart Frontier, the sole shareholder of UiTV, to purchase 5,100,000 ordinary shares (the “Purchase Shares”), which consisted of 51% of UiTV’s total shares which were held by Smart Frontier, for a total price of $10.0 million. The purchase price was paid by the Company’s ordinary shares, which would be repurchased by the Company according to the Ordinary Shares Purchase Agreement. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement to purchase from UiTV 9,600,000 Series A Preference Shares for aggregate cash consideration of $20.0 million. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of UiTV which gave the Company control over UiTV. The Company recorded this transaction as an acquisition of a business. The transactions closed on November 8, 2010. The Company issued 1,491,091 ordinary shares to Smart Frontier with a fair value of $9.8 million based on the market price of the Company’s ordinary share at November 8, 2010 for the purchase price of $10.0 million for the UiTV ordinary shares and made cash payments of $20.0 million to UiTV for the purchase of Series A Preference Shares.

On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the UiTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 1,491,091 UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier. After the repurchase, the Company decreased its ownership in UiTV from 75% to approximately 49% and reduced its representation on the UiTV board of directors from three to two out of a total of five board seats, which triggered deconsolidation of UiTV from its consolidated financial statements starting from June 21, 2012. Since the remaining Series A Preference Shares of UiTV invested by the Company did not qualify as the in-substance common stock due to their substantive liquidation preference, the Company uses the cost method to account for the investment the UiTV Series A preference shares after the deconsolidation.

On December 3, 2012, UiTV issued a convertible bond to the Company for cash in the principal amount of $3.0 million which shall be convertible into the preference shares issued in a qualified financing, as defined in the convertible bond agreement, or additional Series A Preferred Stock, if a qualified financing is completed. The conversion price per share equals the lesser of 85% of the per share price paid by the other purchaser of preference shares sold in the qualified financing and the price per share of the Series A Preferred Stock paid by the Company. According to the terms of the convertible bond, the convertible bond bears interest at 6.5% per annum and matured on December 31, 2013 and subsequently the maturity date was extended to December 31, 2017.

On January 2, 2013, UiTV issued another convertible bond to the Company for cash in the principal amount of $5.0 million with a maturity date of December 31, 2013, and subsequently extended the maturity date to December 31, 2015. The issuance of these additional convertible bonds triggered a reassessment of the Company’s accounting for its investment in the preference shares. Due to the additional convertible bond investment and the decreasing fair value of the ordinary shares of UiTV in relation to the total fair value of that company, it was determined the preference shares of UiTV Media owned by the Company now substantively participated in the risks and rewards of UiTV Media, irrespective of the liquidation preferences, and were considered as in-substance common stock. Therefore, the Company concluded the equity method criteria had been met and the equity accounting commenced in the first quarter of 2013.

In the second quarter of 2013, the Company further invested in an additional $15.0 million convertible bond issued by UiTV Media with a maturity date of May 31, 2014. In the fourth quarter of 2013, the Company further invested in an additional $12.1 million convertible bond issued by UiTV Media of which $5.0 million was invested through cash with a maturity date of August 31, 2014 and $7.1 million through the conversion of outstanding receivables with a maturity date of December 31, 2015. No significant gain or loss was generated from the conversion of receivables to convertible bonds because it was converted at the book value of the receivables. As of December 31, 2016, the Company has invested $20.0 million preference shares and $35.1 million convertible bonds in UiTV Media. If converted, these investments represent approximately 73% of the equity of UiTV Media. Nevertheless, the Company does not have control over UiTV Media because the founder and CEO of UiTV Media retains the right to elect three of the five board members of UiTV Media unless the voting interests controlled by him falls below 10% of the total voting interests of UiTV Media. As the UiTV Media board of directors has the power to elect or dismiss officers, approve the budget, make strategic decisions and evaluate possible merger and acquisition opportunities of that company, the founder and CEO of UiTV Media controls that company. UiTV Media is considered as a Variable Interest Entity because it is thinly capitalized. Management has concluded the founder and CEO of UiTV Media was the primary beneficiary of UiTV Media for the year ended December 31, 2015, because he met the power criterion and loss/benefits criterion in accordance to ASC 81010-25. For the above reasons, the Company did not consolidate UiTV Media as for the year ended December 31, 2016 and 2015.

Once the Company’s preferred stock investment in UiTV has been reduced to zero as a result of the Company’s share of 49% UiTV losses, the remaining UiTV losses will be fully applied against the Company’s convertible bond investment balance until the carrying value of the convertible bond investment balance is reduced to zero. As a result, the Company recorded a total of $5.3 million in losses for the preferred stock investment in 2014, to reflect the Company’s share of 49% UiTV losses. As of December 31, 2014, the remaining balance in the preferred stock is reduced to zero. After picking up 100% UiTV losses of $14.0 million and $3.6 million in 2015 and 2014, respectively, and taking $6.0 million, $2.4 million and $9.1 million of impairment charges in 2015, 2014 and 2013, respectively, the convertible bond investments balance at December 31, 2015 and 2014 was reduced to $nil and $20.0 million, respectively.

As of December 31, 2015, the Company assessed the fair value of UiTV by reviewing its cash position, recent financing activities, financing needs, earnings/revenue outlook and operational performance. Because the estimated business value of UiTV was lower than the redemption amount of the convertible bonds, all of the value of UiTV should first be distributed to the holder of the convertible bonds and no residual value would be left to the preferred and common shareholders. Therefore, the fair value of convertible bonds was equal to the business enterprise value of UiTV and the fair value of the Series A Preferred Shares was nil.

Based on the above assessment of the convertible bond, the Company concluded the fair value is less than the book value of the convertible bonds as of December 31, 2015, which are not expected to recover in the foreseeable future, thus in the year ended December 31, 2015, the Company recorded $6.0 million in impairment charges for the convertible bond. Therefore, the book value for UiTV as of December 31, 2015 is zero.

The Company presents the below summarized financial information of the Company’s equity method investees, other than those whose financial statements have been separately presented.

	Condensed Year Ended December 31, 2016	Condensed Year Ended December 31, 2015		Condensed Year Ended December 31, 2014
	(In thousands)	(In thousands)		(In thousands)
Operating data:
Revenue	$—	$—		$—
Gross profit	$—	$—		$—
Income (loss) from operations	$950		$(9)	$(2)
Net income (loss)	$2,812		$(9)	$(2)
Net income (loss) attributable to Equity method investees	$984		$(3)	$(1)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
	(In thousands)	(In thousands)	(In thousands)
Balance sheet data:
Current assets	$18,616	$7	$7
Long-term assets	$105	$18,238	$18,381
Current liabilities	$(11,669)	$(14,135)	$(14,233)
Long-term liabilities	$—	$—	$—
Non-controlling interests	$—	$—	$—

Fair Value Measurements

Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

Level 1-observable inputs such as quoted prices in active markets for identical assets or liabilities.

Level 2-inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

Level 3-unobservable inputs based on the Company’s assumptions.

The Company’s financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, long-term investments, accounts payable and certain accrued expenses. Short-term investments consist of bank notes and available-for-sale securities with original maturities longer than three months and less than one year. As of December 31, 2016 and 2015, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities. As of December 31, 2016, the combined fair value of the entity’s long term investments in available-for-sale Level 3 convertible bond and redeemable securities was $4.8 million.

The following is a summary of available-for-sale investment as of December 31,2016:

	Cost	Cash Collection	Impairment charges and equity losses	Transfer-out from available-for-sale investments	Realized gain	Estimated fair value
	(in thousands)
Security of a private company	$479	$—	$—	$—	$—	$479
Convertible bonds of privately-held company	800	—	—	—	—	800
Preferred convertible shares of privately-held company	5,200	—	(4,300)	—	—	900

Total available-for-sale investments	$6,479	$—	$(4,300)	$—	$—	$2,179

The following is a summary of available-for-sale investments as of December 31, 2015:

	Cost	Cash Collection	Impairment charges and equity losses	Transfer-out from available-for-sale investments	Realized gain	Estimated fair value
	(in thousands)
Security of a public company	$2,299	$(2,299)	$—	$—	$—	$—
Convertible bonds of privately-held company	40,700	(10,000)	(20,000)	(10,000)	(200)	500
Preferred convertible shares of privately-held company	8,000	—	(2,800)	—	—	5,200

Total available-for-sale investments	$50,999	$(12,299)	$(22,800)	$(10,000)	$(200)	$5,700

Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2015
Short-term investments	$—	$—	$—	$—

Long-term investments	—	—	5,700	5,700

As of December 31, 2016
Short-term investments	—	—	479	479

Long-term investments	$—	$—	$1,700	$1,700

The following is the changes in financial assets using unobservable inputs (Level 3) for the years ended December 31, 2016, 2015 and 2014.

Amount In thousands
As of December 31, 2013	$53,971

Less: Share of loss from Associates	(3,570)
Less: Impairment Charges	(2,401)
Add: Unrealized gain	200

As of December 31, 2014	$48,200

Less: Share of loss from Associates	(13,954)
Less: Impairment Charges	(8,846)
Less: Cash Collection	(10,000)
Less: Transfer-out from available-for-sale investments	(10,000)
Add: New invest in convertible bond	500
Add: Unrealized gain	(200)

As of December 31, 2015	$5,700

Less: Impairment Charges	(4,300)
Add: New invest in convertible bond	300

As of December 31, 2016	$1,700

As of December 31, 2016 and 2015, the Company’s financial assets measured on a non-recurring basis included $6.1 million and $13.8 million of equity investments in privately-held companies, respectively.